SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                 -------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                      (Date of earliest event reported):

                                December 10, 1998

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                            THERMEDICS DETECTION INC.
             (Exact name of Registrant as specified in its charter)


Massachusetts                   1-12745                   04-3106698
(State or other               (Commission              (I.R.S. Employer
jurisdiction of               File Number)             Identification Number)
incorporation or
organization)


220 Mill Road
Chelmsford, Massachusetts                                 01824-4178
(Address of principal executive offices)                 (Zip Code)


                                (978) 251-2000
                         (Registrant's telephone number
                              including area code)



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      This Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" included in the Registrant's Current Report on Form 8-K/A relating to events of May 6, 1998, filed with the Securities and Exchange Commission on July 20, 1998. These include risks and uncertainties relating to: the market's acceptance of new products, the Registrant's ongoing product development efforts required by rapid technological change, the dependence of the security-instrument market on government regulation and the airline industry, the significance of certain
customers  to  the  Registrant,   competition,   potential  product   liability,
international  operations,   proprietary  technology  rights,  the  Registrant's
acquisition strategy, potential fluctuations in quarterly performance, and the potential impact of the year 2000 on processing date-sensitive information.

Item 5.     Other Events

      On December 10, 1998, Thermo Electron Corporation ("Thermo Electron"), the Registrant's ultimate parent corporation, issued a press release regarding an update to the proposed corporate reorganization, announced on August 12, 1998, involving certain of Thermo Electron's subsidiaries, including the Registrant.

      The press release stated, among other things, that Thermedics Inc. ("Thermedics"), the Registrant's parent corporation, will transfer its shares of the Registrant to Thermo Electron as part of an exchange for Thermo Electron's wholly owned biomedical group, but that such shares will not then be transferred by Thermo Electron to Thermo Instrument Systems Inc., as had been announced on August 12. The press release also stated that the Registrant will be taken private and become a wholly owned subsidiary of Thermo Electron, as previously announced. Shareholders of the Registrant will receive cash in exchange for their shares of the Registrant's common stock.

      The completion of the transactions described above as they relate to the Registrant is subject to numerous conditions, including the establishment of prices and exchange ratios, confirmation of anticipated tax consequences, approval by the directors of each of the Registrant, Thermedics and Thermo Electron (including the independent directors of the Registrant and Thermedics), negotiation and execution of definitive agreements, clearance by the Securities and Exchange Commission of any necessary documents in connection with the proposed transactions, and fairness opinions from investment banking firms on certain financial aspects of the transactions.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

      (a) Financial Statements of Business Acquired: not applicable.

      (b)   Pro Forma Financial Information: not applicable.

      (c)   Exhibits: not applicable.




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                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 10th day of December, 1998.


                                    THERMEDICS DETECTION INC.


                                    By:/s/   Kenneth J. Apicerno
                                             Kenneth J. Apicerno
                                             Treasurer